UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 05, 2026

Axsome Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37635	45-4241907
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, 29th Floor
New York, New York		10007
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 332-3241

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	AXSM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting of Stockholders of Axsome Therapeutics, Inc. (the “Company”) held on June 5, 2026 (the “Annual Meeting”), the following proposals were submitted to the stockholders of the Company:

Proposal 1: The election of two directors to serve as Class II directors until the Company’s 2029 annual meeting of stockholders and until their successors are duly elected and qualified;

Proposal 2: The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026; and

Proposal 3: The approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers;

For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 24, 2026 (the “Proxy Statement”). Of the 51,439,952 shares of the Company’s common stock entitled to vote at the Annual Meeting, 43,777,536 shares, or approximately 85.10%, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such proposal is set forth below:

Proposal 1: Election of Class II Directors.

The Company’s stockholders elected the following directors to serve as Class II directors until the 2029 annual meeting of stockholders and until their successors are duly elected and qualified. The votes regarding the election of the Class II directors were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Mark Saad	28,675,654	10,286,822	4,815,060
Susan Mahony, Ph.D., MBA	29,892,131	9,070,345	4,815,060

Proposal 2: Ratification of Appointment of Deloitte & Touche LLP.

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
43,278,147	14,407	484,982	0

Proposal 3: Approval, by Non-Binding Advisory Vote, of the Compensation of the Company’s Named Executive Officers.

The Company’s stockholders voted to approve, by non-binding advisory vote, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
37,818,384	777,937	366,155	4,815,060

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axsome Therapeutics, Inc.

Dated: June 9, 2026	By:	/s/ Herriot Tabuteau, M.D.
	Name:	Herriot Tabuteau, M.D.
	Title:	President and Chief Executive Officer